As filed with the Securities and Exchange Commission on March 1, 2005

Registration No. 333-122602

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Amendment No. 2 to

FORM S-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

OMNICARE, INC.

OMNICARE CAPITAL TRUST II

(Exact Name of Registrant as Specified in Charter)

Delaware Delaware	5912 5912	31-1001351 16-6539077
(State or Other Jurisdiction of Incorporation or Organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

100 East RiverCenter Boulevard

Covington, Kentucky 41011

(859) 392-3300

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Joel F. Gemunder

President and Chief Executive Officer

Omnicare, Inc.

100 East RiverCenter Boulevard

Covington, Kentucky 41011

(859) 392-3300

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Morton A. Pierce, Esq. Michelle B. Rutta, Esq. Dewey Ballantine LLP 1301 Avenue of the Americas New York, New York 10019-6092 (212) 259-8000	David C. Lopez, Esq. Cleary Gottlieb Steen & Hamilton LLP 1 Liberty Plaza New York, New York 10006 (212) 225-2000

Approximate date of commencement of proposed sale to the public:    As soon as practicable after the effective date of this Registration Statement.

If the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box.  ☐

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act of 1933, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

The Registrants hereby amend this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrants shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 20. Indemnification of Directors and Officers.

The Restated Certificate of Incorporation of Omnicare, Inc. provides that a director of Omnicare, Inc. will not be liable to Omnicare, Inc. or its stockholders for monetary damages for breach of fiduciary duty as a director, to the full extent permitted by the Delaware General Corporation Law (the “DGCL”), as amended or interpreted from time to time.

In addition, the Restated Certificate of Incorporation of Omnicare, Inc. states that Omnicare, Inc. shall, to the full extent permitted by the DGCL, as amended or interpreted from time to time, indemnify all directors, officers and employees whom it may indemnify pursuant thereto and, in addition, Omnicare, Inc. may, to the extent permitted by the DGCL, indemnify agents of Omnicare, Inc. or other persons.

Section 145 of the DGCL permits indemnification against expenses, fines, judgments and settlements incurred by any director, officer or employee of a company in the event of pending or threatened civil, criminal, administrative or investigative proceeding, if such person was, or was threatened to be made, a party by reason of the fact that he or she is or was a director, officer, or employee of the company. Section 145 also provides that the indemnification provided for therein shall not be deemed exclusive of any other rights to which those seeking indemnification may otherwise be entitled. In addition, Omnicare, Inc. maintains a directors’ and officers’ liability insurance policy.

Under the new declaration of trust, (a) Omnicare, Inc. shall, to the full extent permitted by applicable law, indemnify each trustee and their respective affiliates, officers, directors, shareholders, employees, representatives and agents and any employee and agent of the trust or its affiliates (collectively, the “Indemnified Persons”) and (b) no Indemnified Persons shall be liable to the applicable trust or its respective affiliates, employees or agents; except if, in either (a) or (b) above, such Indemnified Person breached its standard of care as provided in the applicable amended trust agreement.

Item 21. Exhibits and Financial Statement Schedules.

The following exhibits are filed as part of this Registration Statement:

Exhibit No.	Description
*1.1	Form of Dealer-Manager Agreement.

3.1	Restated Certificate of Incorporation of Omnicare, Inc. (incorporated herein by reference to our Annual Report on Form 10-K for the fiscal year ended December 31, 2002).

3.2	Second Amended and Restated By-Laws of Omnicare, Inc. (incorporated herein by reference to our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2003).

4.1	Rights Agreement, and related Exhibits, dated as of May 17, 1999 between Omnicare, Inc. and First Chicago Trust Company of New York, as Rights Agent (incorporated herein by reference to our Current Report on Form 8-K filed on May 18, 1999).

4.2	Certificate of Trust of Omnicare Capital Trust I (incorporated herein by reference to our registration statement on Form S-3/A filed on February 19, 2003).

4.3	Amended and Restated Trust Agreement of Omnicare Capital Trust I (incorporated herein by reference to our Current Report on Form 8-K filed on June 16, 2003).

4.4	Certificate of Trust of Omnicare Capital Trust II (incorporated herein by reference to our registration statement on Form S-3/A filed on February 19, 2003).

4.5	Trust Agreement of Omnicare Capital Trust II (incorporated herein by reference to our registration statement on Form S-3/A filed on February 19, 2003).

Exhibit No.	Description
4.6	Form of Amended and Restated Trust Agreement of Omnicare Capital Trust II.

4.7	Subordinated Debt Securities Indenture, dated as of June 13, 2003 between Omnicare, Inc. and SunTrust Bank, as Trustee (incorporated herein by reference to our Current Report on Form 8-K filed on June 16, 2003).

4.8	Second Supplemental Indenture, dated as of June 13, 2003 between Omnicare, Inc. and SunTrust Bank, as Trustee (incorporated herein by reference to our Current Report on Form 8-K filed on June 16, 2003).

4.9	Form of Third Supplemental Indenture between Omnicare, Inc. and SunTrust Bank, as Trustee.

4.10	Guarantee Agreement of Omnicare, Inc. relating to the 4.00% Trust Preferred Income Equity Redeemable Securities, dated as of June 13, 2003 (incorporated herein by reference to our Current Report on Form 8-K filed on June 16, 2003).

4.11	Form of Guarantee Agreement of Omnicare, Inc. relating to the Series B 4.00% Trust Preferred Income Equity Redeemable Securities.

4.12	Form of Series B 4.00% Trust Preferred Income Equity Redeemable Security (included as an exhibit to the Form of Amended and Restated Trust Agreement of Omnicare Capital Trust II filed as Exhibit 4.6 hereto).

4.13	Form of Series B 4.00% Junior Subordinated Convertible Debenture due 2033 (included as an exhibit to the Form of Third Supplemental Indenture between Omnicare, Inc. and SunTrust Bank, as Trustee filed as Exhibit 4.9 hereto).

4.14	Form of Agreement as to Expenses and Liabilities relating to Trust Preferred Income Equity Redeemable Securities (included as an exhibit to the Form of Amended and Restated Trust Agreement of Omnicare Capital Trust II filed as Exhibit 4.6 hereto).

*5.1	Opinion of Dewey Ballantine LLP.

*5.2	Opinion of Richards, Layton & Finger, P.A., Delaware counsel.

8.1	Tax Opinion of Dewey Ballantine LLP.

*12.1	Computation of Ratio of Earnings to Fixed Charges.

23.1	Consent of Dewey Ballantine LLP (included in its opinion filed as Exhibit 5.1).

23.2	Consent of Richards, Layton & Finger, P.A. (included in its opinion filed as Exhibit 5.2).

*23.3	Consent of PricewaterhouseCoopers LLP.

*24	Powers of Attorney.

*25.1	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of Trustee under Third Supplemental Indenture.

*25.2	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of Trustee under the Guarantee Agreement of Omnicare, Inc. relating to Series B 4.00% Trust Preferred Income Equity Redeemable Securities.

*25.3	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of Trustee under the Amended and Restated Trust Agreement of Omnicare Capital Trust II relating to the Series B 4.00% Trust Preferred Income Equity Redeemable Securities.

*99.1	Form of Letter of Transmittal.

*99.2	Form of Letter to Brokers, Dealers, Commercial Banks, Trust Companies and other Nominees.

*99.3	Form of Letter to Clients.

*	Previously filed.

Item 22. Undertakings.

(a) The undersigned registrants hereby undertake that, for purposes of determining any liability under the Securities Act of 1933, each filing of Omnicare, Inc.’s annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Securities and Exchange Act of 1934), as amended that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(b) Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933, as amended and will be governed by the final adjudication of such issue.

(c) The undersigned registrants each hereby undertake to respond to requests for information that is incorporated by reference into the prospectus pursuant to Item 4, 10(b), 11, or 13 of this form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

(d) The undersigned registrants each hereby undertake to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrants have duly caused this Amendment No. 2 to the Registration Statement on Form S-4 to be signed on their behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on March 1, 2005.

OMNICARE, INC.

By:	/s/ CHERYL D. HODGES
Name:	Cheryl D. Hodges
Title:	Senior Vice President and Secretary

March 1, 2005

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 2 to the Registration Statement on Form S-4 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
* Edward L. Hutton	Chairman of the Board	March 1, 2005

* Joel F. Gemunder	Director, President and Chief Executive Officer (Principal Executive Officer)	March 1, 2005

* Charles H. Erhart, Jr.	Director	March 1, 2005

* David W. Froesel, Jr.	Director, Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)	March 1, 2005

* Sandra E. Laney	Director	March 1, 2005

* Andrea R. Lindell DNSC, RN	Director	March 1, 2005

* John H. Timoney	Director	March 1, 2005

* John T. Crotty	Director	March 1, 2005

* Amy Wallman	Director	March 1, 2005

*By:	/s/ CHERYL D. HODGES
Cheryl D. Hodges Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrants have duly caused this Amendment No. 2 to the Registration Statement on Form S-4 to be signed on their behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on March 1, 2005.

OMNICARE CAPITAL TRUST II

BY: OMNICARE, INC., AS SPONSOR

By:	/s/ CHERYL D. HODGES
Name: Title:	Cheryl D. Hodges Senior Vice President and Secretary

March 1, 2005

EXHIBIT INDEX

Exhibit No.	Description
*1.1	Form of Dealer-Manager Agreement.

3.1	Restated Certificate of Incorporation of Omnicare, Inc. (incorporated herein by reference to our Annual Report on Form 10-K for the fiscal year ended December 31, 2002).

3.2	Second Amended and Restated By-Laws of Omnicare, Inc. (incorporated herein by reference to our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2003).

4.1	Rights Agreement, and related Exhibits, dated as of May 17, 1999 between Omnicare, Inc. and First Chicago Trust Company of New York, as Rights Agent (incorporated herein by reference to our Current Report on Form 8-K filed on May 18, 1999).

4.2	Certificate of Trust of Omnicare Capital Trust I (incorporated herein by reference to our registration statement on Form S-3/A filed on February 19, 2003).

4.3	Amended and Restated Trust Agreement of Omnicare Capital Trust I (incorporated herein by reference to our Current Report on Form 8-K filed on June 16, 2003).

4.4	Certificate of Trust of Omnicare Capital Trust II (incorporated herein by reference to our registration statement on Form S-3/A filed on February 19, 2003).

4.5	Trust Agreement of Omnicare Capital Trust II (incorporated herein by reference to our registration statement on Form S-3/A filed on February 19, 2003).

4.6	Form of Amended and Restated Trust Agreement of Omnicare Capital Trust II.

4.7	Subordinated Debt Securities Indenture, dated as of June 13, 2003 between Omnicare, Inc. and SunTrust Bank, as Trustee (incorporated herein by reference to our Current Report on Form 8-K filed on June 16, 2003).

4.8	Second Supplemental Indenture, dated as of June 13, 2003 between Omnicare, Inc. and SunTrust Bank, as Trustee (incorporated herein by reference to our Current Report on Form 8-K filed on June 16, 2003).

4.9	Form of Third Supplemental Indenture between Omnicare, Inc. and SunTrust Bank, as Trustee.

4.10	Guarantee Agreement of Omnicare, Inc. relating to the 4.00% Trust Preferred Income Equity Redeemable Securities, dated as of June 13, 2003 (incorporated herein by reference to our Current Report on Form 8-K filed on June 16, 2003).

4.11	Form of Guarantee Agreement of Omnicare, Inc. relating to the Series B 4.00% Trust Preferred Income Equity Redeemable Securities.

4.12	Form of Series B 4.00% Trust Preferred Income Equity Redeemable Security (included as an exhibit to the Form of Amended and Restated Trust Agreement of Omnicare Capital Trust II filed as Exhibit 4.6 hereto).

4.13	Form of Series B 4.00% Junior Subordinated Convertible Debenture due 2033 (included as an exhibit to the Form of Third Supplemental Indenture between Omnicare, Inc. and SunTrust Bank, as Trustee filed as Exhibit 4.9 hereto).

4.14	Form of Agreement as to Expenses and Liabilities relating to Trust Preferred Income Equity Redeemable Securities (included as an exhibit to the Form of Amended and Restated Trust Agreement of Omnicare Capital Trust II filed as Exhibit 4.6 hereto).

*5.1	Opinion of Dewey Ballantine LLP.

*5.2	Opinion of Richards, Layton & Finger, P.A., Delaware counsel.

8.1	Tax Opinion of Dewey Ballantine LLP.

Exhibit No.	Description
*12.1	Computation of Ratio of Earnings to Fixed Charges.

23.1	Consent of Dewey Ballantine LLP (included in its opinion filed as Exhibit 5.1).

23.2	Consent of Richards, Layton & Finger, P.A. (included in its opinion filed as Exhibit 5.2).

*23.3	Consent of PricewaterhouseCoopers LLP.

*24	Powers of Attorney.

*25.1	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of Trustee under Third Supplemental Indenture.

*25.2	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of Trustee under the Guarantee Agreement of Omnicare, Inc. relating to Series B 4.00% Trust Preferred Income Equity Redeemable Securities.

*25.3	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of Trustee under the Amended and Restated Trust Agreement of Omnicare Capital Trust II relating to the Series B 4.00% Trust Preferred Income Equity Redeemable Securities.

*99.1	Form of Letter of Transmittal.

*99.2	Form of Letter to Brokers, Dealers, Commercial Banks, Trust Companies and other Nominees.

*99.3	Form of Letter to Clients.

*	Previously filed.